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                                                            EXHIBIT 10.26

                               STOCK PURCHASE AGREEMENT


    THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 14th day of April, 1997 by and between ZYCAD CORPORATION, a Delaware corporation ("Zycad"), and EDISON VENTURE FUND III, L.P., a Delaware limited partnership ("Edison"), for the purchase of 2,420,000 shares of the common stock of QSS, INC., a Delaware corporation ("QSS").


                                       RECITALS

    WHEREAS, Zycad is a corporation duly organized and existing under the laws of the State of Delaware and is the owner and holder of 2,420,000 shares of the issued and outstanding shares of the common stock of QSS ("The Zycad Shares"); and

    WHEREAS, QSS is a corporation duly organized and existing under the laws of the State of Delaware with authorized capital stock consisting of 15,000,000 shares of common stock, $.01 par value ("Common Stock"), of which 11,000,000 shares are issued and outstanding and 3,000,000 shares of undesignated preferred stock; $.01 par value ("Preferred Stock"), of which no shares are issued and outstanding.

    WHEREAS, Edison is a partnership duly organized and existing under the laws of the State of Delaware; and

    WHEREAS, the Board of Directors of Zycad and the Partners of Edison have determined that it is advisable that The Zycad Shares of QSS be sold to Edison on the terms and conditions set forth herein and such Board and Partners have, by resolution, duly adopted, approved and authorized the execution and delivery of this Agreement; and

    WHEREAS, Zycad and Edison reach an agreement in principle in March 1997 for the respective sale and purchase of The Zycad Shares and QSS subject only to the completion of due diligence; and

    WHEREAS, Zycad and Edison deem it advisable to set forth in this Agreement the representations and warranties of each party and certain other undertakings and understandings in connection with the stock purchase.


                                      AGREEMENT

    NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the parties hereto agree as follows:


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                                     ARTICLE ONE

                              AGREEMENT TO SELL AND BUY

    Zycad agrees to sell and Edison agrees to purchase all of The Zycad Shares of QSS free from all liens and encumbrances, together with all dividends and rights thereof, for the purchase price specified in Article Two.

                                     ARTICLE TWO

                         PURCHASE PRICE AND MANNER OF PAYMENT

    Edison shall pay to Zycad for the QSS Stock the sum of Three Million Five Hundred Thousand Dollars ($3,500,000) for all 2,420,000 shares of QSS common stock, payable by wire transfer in next day federal funds to the bank account specified in writing by Zycad on the Closing Date as hereinafter defined.

                                    ARTICLE THREE

                       REPRESENTATIONS AND WARRANTIES OF ZYCAD

    As inducement to the execution of this Agreement by the parties hereto, Zycad represents and warrants that the following statements are true and correct on the date hereof:

3.1 Organization and Standing of QSS

    QSS is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. QSS has the corporate power and authority to own, operate and dispose of its properties and to conduct its business as now being conducted.

3.2 Organization and Standing of Zycad

    Zycad is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Zycad has the corporate power and authority to own, operate and dispose of its properties and to conduct its business as now being conducted.

3.3 Capitalization

    QSS's authorized capital stock consists of 15,000,000 shares of QSS Common Stock, $.01 par value, of which 11,000,000 shares are issued and outstanding and 3,000,000 shares of undesignated preferred stock, $.01 par value of which no shares are issued and outstanding. No QSS Stock is held in the treasury of QSS. All outstanding shares of QSS Stock are duly and validly authorized and issued, fully paid and nonassessable, and the issuance and sale of all such QSS securities has been in compliance with all federal and state securities laws.

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3.4 Share Ownership

    Zycad is the beneficial and record owner and holder of 2,420,000 shares of the common stock of QSS, which shares will be sold to Edison free and clear of any claims, liens, charges, equities and encumbrances or other restrictions.

3.5 Authority of Zycad

    Zycad has the legal power and authority to enter into and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance of this Agreement and the other agreements contemplated herein by Zycad have been duly authorized by Zycad's Board of Directors. Zycad has the corporate power and authority to consummate the sale of the QSS Stock pursuant to this Agreement. This Agreement has been duly and validly authorized by all necessary corporate action of Zycad and will constitute the legal, valid and binding obligation of Zycad, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate any statute, regulation or ordinance of any governmental authority, herein, or conflict with or result in the breach of any term, condition or provision of the Certificate of Incorporation or By-Laws of QSS or Zycad, or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which QSS or Zycad is a party or by which Zycad or QSS or any of their respective assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of either QSS or Zycad, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of QSS, except for such violations, conflicts, breaches, defaults, liens, restrictions, interests and rights that are cured, waived or terminated prior to the Closing Date. QSS and other stockholders of QSS have rights of first refusal which must be satisfied prior to the Closing. No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or any other governmental body is required for the consummation by Zycad and which have not been obtained of the transactions contemplated by this Agreement except those contemplated by this Agreement.

3.6 Title to The Zycad Shares of QSS

    Zycad has good and marketable title to The Zycad Shares of QSS, free and clear of all easements, mortgages, pledges, liens, encumbrances, security interests, equities, charges, clouds and restrictions of any nature whatsoever. By virtue of the deliveries made at the Closing, Edison will obtain good and marketable title to The Zycad Shares of QSS, free and clear of all easements, mortgages, pledges, liens, encumbrances, security interests, charges, equities, clouds and restrictions of any nature whatsoever.


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3.7 Brokers

    Neither Edison nor anyone acting on their behalf has or will have, as a result of any act or omission of QSS or Zycad, any liability to any broker, finder, agent or other person (other than legal and accounting advisors) in connection with the transactions contemplated hereby, nor has Zycad or anyone acting on its behalf, agreed to pay any brokerage, finder's, consulting or investment banking fee or commission, whether payable in cash, securities or in any other form with any person, firm or entity with respect to the transactions contemplated hereby.

3.8 Disclosure

    No representation or warranty by Zycad in this Agreement, nor any statement or certificate furnished or to be furnished to Edison pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

3.9 Representations and Warranties

    Zycad's representations and warranties contained in this Agreement shall be true at the time of closing as though such representations and warranties were made at closing.

                                     ARTICLE FOUR

                       REPRESENTATIONS AND WARRANTIES OF EDISON

    As inducement to the execution of this Agreement by the parties hereto, Edison represents and warrants that the following statements are true and correct on the date hereof:

4.1 Organization and Standing of Edison

    Edison is a limited partnership duly domiciled, validly existing and in good standing under the laws of the state of Delaware. Edison has the power and authority to own, operate and dispose of its properties, to conduct its business as now being conducted, to enter into, deliver and perform its obligations and undertakings under this Agreement and to complete the transactions contemplated herein.

4.2 Authority of Edison

    Edison has the legal power and authority to enter into and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance of this Agreement and the other agreements contemplated herein by Edison have been duly authorized by Edison's partners. Edison has the power


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    and authority to consummate the purchase of The Zycad Shares of QSS pursuant to this Agreement. This Agreement has been duly and validly authorized by all necessary partner action of Edison and constitutes the legal, valid and binding obligation of Edison, enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provision of the Edison Limited Partnership Agreement, or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Edison is a party or by which Edison or any of its assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Edison, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Edison, except for such violations, conflicts, breaches, defaults, liens, restrictions, interests and rights that are cured, waived or terminated prior to the Closing Date. No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or any other governmental body is required for the consummation by Edison of the transactions contemplated by this Agreement except those contemplated by this Agreement.

4.3 Purchase for Investment

    Edison is acquiring The Zycad Shares of QSS solely for its own account, for investment, and not with a view to any further distribution thereof.

4.4 Access to Information

    Edison has been provided with all information about QSS requested by it; it has had an opportunity to perform a due diligence investigation of QSS and its business and it has been provided the opportunity to ask questions of and receive answers from QSS and its management and has been supplied all information and documentary material deemed necessary by it to verify the accuracy of such information. Edison (and its staff, attorneys, accountants, consultants and other representatives) shall hold all such information and documents received from QSS or any of its affiliates in strictest confidence, pursuant to the terms and conditions of the Confidentiality and Nondisclosure Agreement between QSS and Edison. All such information in written form and all such documents shall be returned to QSS in the event the transactions contemplated by this Agreement are not completed.

4.5 Brokers

    Neither Zycad nor anyone acting on their behalf has or will have as a result of any act or omission by Edison any liability to any broker, finder, agent or other person


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    (other than legal and accounting advisors) in connection with the transactions contemplated thereby, nor has Edison or anyone acting on its behalf agreed to pay any brokerage, finder's, consulting or investment banking fee or commission, whether payable in cash, securities or in any other form with any person, firm or entity with respect to the transactions contemplated hereby.


                                     ARTICLE FIVE

                                  COVENANTS OF ZYCAD

5.1 No Further Negotiations

    Until the Closing Date, or the earlier termination of this Agreement, Zycad will not sell, offer to sell or solicit offers to purchase any of The Zycad Shares of QSS.


5.2 Public Disclosure

    Neither Zycad nor Edison, nor any of its affiliates shall make any public announcement or issue any press release concerning the proposed stock sale without the prior consent of Edison, except as may be otherwise required by Law.

                                     ARTICLE SIX

                                       CLOSING

    The closing of the sale (the "Closing") of the 2,420,000 shares of common stock of QSS shall take place on or before April 30, 1997 (the "Closing Date") at a mutually agreeable time and place (or such other time and place as may be mutually agreeable).

6.1 At the Closing, Zycad shall deliver to Edison, free and clear of all encumbrances or restrictions, certificates for 2,420,000 shares of QSS Stock in negotiable form, endorsed in blank with all transfer stamps required by government authorities attached thereto subject to any legends required by federal securities laws. Upon such delivery, Edison shall transfer to Zycad the purchase price for the shares as provided for in Article Two of this Agreement.

                                    ARTICLE SEVEN

                      CONDITIONS TO EDISON'S OBLIGATION TO CLOSE

    The obligation of Edison to consummate the purchase of The Zycad Shares of QSS Stock is subject to satisfaction , on or prior to the Closing Date, of the following conditions:


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7.1 Zycad shall have delivered to Edison:

    a. a certified copy of the resolution or resolutions duly adopted by the Board of Directors of Zycad authorizing execution of this Agreement and the consummation by Zycad of the transactions contemplated thereby.

    b. Stock certificate for 2,420,000 shares of QSS Stock with a stockpower duly endorsed.

    c. A form of waiver of first rights of refusal signed by QSS and stockholders of QSS.

    d. Side letter of agreement relative to a board seat for Edison on the Board of Directors of QSS.

7.2 The sale of QSS Stock pursuant to this Agreement shall not violate any order, decree or judgment of any court or government body having competent jurisdiction, and no law, rule, regulation or order shall have been adopted, by any such body, prohibiting or enjoining the transactions contemplated by this Agreement or which would, in the reasonable judgment of Edison, render it impossible or inadvisable for Edison to consummate the transactions contemplated hereby or to own, operate or control the assets, properties or business of QSS.

                                    ARTICLE EIGHT

                      CONDITIONS TO ZYCAD'S OBLIGATION TO CLOSE

    The obligation of Zycad to consummate the Stock Purchase is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

8.1 Edison shall have delivered to Zycad:

    a. a certified copy of the resolution or resolutions duly adopted by the Partners of Edison authorizing the execution of this Agreement and the consummation by Edison of the transactions contemplated thereby.

                                     ARTICLE NINE

                                     TERMINATION

9.1 Termination by Mutual Consent

    At any time on or prior to the Closing Date, this Agreement may be terminated by mutual written consent of the Board of Directors of Zycad and Partners of Edison, without liability on the part of any party.


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9.2 Additional Rights of Termination

    In addition to the other terms of this Article Nine, this Agreement may be terminated by written notice from either the Partners of Edison or the Board of Directors of Zycad to the other parties hereto, without liability on the part of either party, if the purchase of The Zycad Shares of QSS Stock has not been consummated by April 30, 1997 for any reason whatsoever.

9.3 Expenses on Termination

    Upon termination for any reason pursuant to this Article Nine, each party shall bear all of its out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement, including without limitation all legal, accounting, printing, travel and other similar fees and expenses.

                                     ARTICLE TEN

                                    MISCELLANEOUS

10.1 Amendment

    This Agreement may be amended, modified or supplemented in whole or in part at any time by an instrument in writing executed in the same manner as this Agreement after due authorization by the respective Board of Directors or the Partners of the parties hereto.

10.2 Headings

    The Article and Section headings in this Agreement and in the Index are solely for the convenience and reference of the parties hereto, and are not intended to be descriptive of the entire contents of any such Articles or Sections and shall not limit or otherwise affect any of the terms or provisions hereof.

10.3 Entire Agreement

    This Agreement and the documents, schedules and exhibits described herein or attached or delivered pursuant hereto set forth the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. Except as expressly set forth herein, no party is entitled to rely on any statement not contained herein or any writing not specifically furnished pursuant hereto.

10.4 Counterparts

    This Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when each of the


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    parties hereto has signed and delivered to the other parties a copy of this Agreement, whether or not all parties have signed the same copy.

10.5 Notices

    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when received, or when sent by certified or registered mail, return receipt requested, or by prepaid telex or telegram, as follows:

    a.   If to Zycad:

         Zycad Corporation
         Attention:  General Counsel
         47100 Bayside Parkway
         Fremont, CA  94538

    b.   If to Edison:

         Edison Venture Fund
         Attention:  John H. Martinson
         997 Lenox Drive, #3
         Lawrenceville, NJ  08648

    or to such other address as shall be designated by any of such parties to the others by such a notice.

10.7 Governing Law

    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Any litigation commenced by Zycad or Edison concerning this Agreement shall be brought in Mercer County or Morris County, New Jersey. The prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in connection with such litigation.


10.8 Waiver

    No waiver of any provision of this Agreement or any rights or obligations of either party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.



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    IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed in its corporate or partner name by its duly authorized officers or partners all as of the date first above written.




ZYCAD CORPORATION



By /s/ Phillips W. Smith
   ------------------------------
    Phillips W. Smith
    President and CEO



EDISON VENTURE FUND III, L.P.
General Partner



By /s/ John H. Martinson
   ------------------------------
    John H. Martinson
    Managing Partner




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                     AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT



    THIS AMENDMENT NO. 1 dated as of April 16, 1997 (the "Amendment") to the Stock Purchase Agreement dated as of April 14, 1997 (the "Agreement"), by and between Zycad Corporation, a Delaware Corporation ("Zycad") and Edison Venture Fund III, L.P., a Delaware Corporation ("Edison").

    NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

    1. AMENDMENT. Any and all references in the Agreement to the date of April 30, 1997 are hereby revised to reference a date of May 31, 1997.

    2. EFFECT ON THE AGREEMENT. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

    3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware. Any litigation commenced by Zycad or Edison concerning this Amendment shall be brought in Mercer County or Morris County, New Jersey. The prevailing party shall be entitled to reasonable attorneys' fees and costs incurred in connection with such litigation.

    4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

    IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.


                                       ZYCAD CORPORATION


                                       By: /s/ Phillips W. Smith
                                          ------------------------------
                                          Phillips W. Smith
                                          President and Chief Executive Officer


                                       EDISON VENTURE FUND III, L.P.
                                       GENERAL PARTNER


                                       By: /s/ John H. Martinson
                                          ------------------------------
                                          John H. Martinson
                                          Managing Partner